                                                                   Exhibit 24.1

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Simon J. Goddard, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of The Derby Cycle Corporation), to sign the Annual Report on Form 10-K filed pursuant to the Securities Exchange Act of 1934, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Annual Report on Form 10-K and power of attorney have been signed by the following persons in the capacities and on the dates indicated:


SIGNATURE                                           CAPACITY                DATE


                *                                   Chairman of the
_________________________________                   Board and Director      April 2,  2001
FREDERIC V. MALEK

                *                                   Executive Chairman
_________________________________                   and Director            April 2, 2001
ALAN J. FINDEN-CROFTS

                *
_________________________________                   Director                April 2, 2001
 A. EDWARD GOTTESMAN

                *
_________________________________                   Director                March 30, 2001
ROBERT E. MICHALIK

                *
_________________________________                   Director                April 2, 2001
CARL J. RICKERTSEN

                *
_________________________________                   Director                April 2, 2001
DR-ING. THOMAS H. THOMSEN